NEOPHARM, INC.

                                                                   June 25, 1999

To:  Registered Holders of NeoPharm, Inc. Redeemable Common Stock Purchase
     Warrants

    NeoPharm, Inc. has called all of its issued and outstanding Redeemable Common Stock Purchase Warrants (the "Warrants") for redemption on July 28, 1999. The enclosed Notice of Redemption (printed on blue paper) gives the details of the call and sets out the options available to you. Please read it carefully and note the following:

    - Your Warrants will be redeemed on July 28, 1999 for $0.01 per Warrant unless you elect to convert your Warrants into Common Stock.

    - You may exercise each Warrant for NeoPharm Common Stock at a conversion rate of two (2) shares of Common Stock and a purchase price of $9.80 per Warrant ($4.90 per share).

    - If the market price of NeoPharm Common Stock is at least $4.91 per share, holders who convert will receive Common Stock with a market value greater than the cost of exercising a Warrant.

    - If you wish to convert Warrants into Common Stock, you must do so before 5:00 p.m., New York City time, on JULY 27, 1999 (the business day prior to the redemption date). Any called Warrants that have not been converted before 5:00 p.m. on July 27, 1999 will be redeemed for cash.

    - Generally, there is no taxable gain or loss on conversions of Warrants into Common Stock (although the subsequent sale of the Common Stock will give rise to a taxable gain or loss). CONSULT YOUR OWN TAX ADVISOR FOR THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO YOU.

    - A Prospectus dated June 24, 1999 describing NeoPharm and the Common Stock accompanies the Notice of Redemption and should be reviewed by you prior to making an election to exercise your Warrants.

                           FOR INFORMATION OR ASSISTANCE,
                       PLEASE CONTACT GEORGESON & COMPANY INC.
                  BANKS AND BROKERS CALL: (212) 440-9800 (COLLECT)
                     ALL OTHERS CALL: (800) 223-2064 (TOLL FREE)

                              NOTICE OF REDEMPTION

                                 NEOPHARM, INC.

                   REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                           CUSIP NUMBER 640919 11 4*

         THE CONVERSION PRIVILEGE DESCRIBED BELOW EXPIRES AT 5:00 P.M.,
                      NEW YORK CITY TIME, ON JULY 27, 1999

    NOTICE IS HEREBY GIVEN that NeoPharm, Inc. (the "Company") has called for redemption on July 28, 1999 (the "Redemption Date") all of its issued and outstanding Redeemable Common Stock Purchase Warrants (the "Warrants") at a redemption price of $0.01 per Warrant (the "Redemption Price").

    Holders of record of Warrants who do not elect to convert their Warrants into Common Stock of the Company will be entitled to receive the Redemption Price on or after the Redemption Date upon presentation and surrender of certificate(s) evidencing Warrants at the office of Harris Trust and Savings Bank, the Company's transfer agent for the Warrants (the "Transfer Agent"), as follows:

        BY HAND OR OVERNIGHT COURIER:                            BY MAIL:
        Harris Trust and Savings Bank                  Harris Trust and Savings Bank
              Corporate Actions                                P.O. Box 830
           311 West Monroe Street                      Chicago, Illinois 60690-0830
                 11th Floor
           Chicago, Illinois 60606

                         FOR INFORMATION OR ASSISTANCE, PLEASE CALL
                                  Georgeson & Company Inc.
                      Banks and Brokers call: (212) 440-9800 (collect)
                        All others call: (800) 223-2064 (toll free)

    On the Redemption Date, the Redemption Price will become due and payable on each Warrant and all rights of the holders of Warrants by reason of the ownership of such Warrants will terminate, except the right to receive the Redemption Price, without interest, upon surrender of their Warrants therefor.

    Each Warrant is convertible, at the option of the holder, into TWO shares of the Company's common stock, par value $.0002145 per share (the "Common Stock"), at a conversion price of $9.80 per Warrant (equivalent to $4.90 per share of common stock). The right to convert Warrants into Common Stock will terminate at 5:00 p.m., New York City time, on July 27, 1999, the business day prior to the Redemption Date.

    On or prior to July 28, 1999, the Company will deposit with Harris Trust and Savings Bank funds necessary to pay the Redemption Price on all Warrants that have not been converted into Common Stock.

------------------------

    * No representation is made as to the accuracy of this CUSIP number either as printed on the certificates representing Redeemable Common Stock Purchase Warrants or contained in this Notice of Redemption.

                 IMPORTANT INFORMATION FOR HOLDERS OF WARRANTS

GENERAL

    Under the terms of the Warrant Agreement, the Company may call the Warrants for redemption if the average closing sale price of the Company's Common Stock as reported by the American Stock Exchange equals or exceeds $5.60 for twenty
(20) trading days within a period of thirty (30) consecutive trading days ending on the fifth trading day prior to the date of the notice of redemption. For the period from May 11, 1999 to June 18, 1999 (the date which is five days prior to this Redemption Notice), the price of the Company's Common Stock has traded above $5.60 per share with the result that the condition precedent for calling the Warrants have been satisfied.

MARKET CONSIDERATIONS

    On June 23, 1999, the reported closing price of the Common Stock on the American Stock Exchange was $17 per share. During the period from January 1, 1998 through June 23, 1999, the high and low sales prices per share of the Common Stock as reported on the American Stock Exchange were $21 5/8 and $2, respectively. If the market price of the Common Stock is greater than $4.90 per share, holders who elect to convert their Warrants will receive, upon conversion, shares of Common Stock having a market value, on the date of exercise, greater than the cash that they would be required to expend in order to exercise their Warrant.

FEDERAL INCOME TAX CONSIDERATIONS

    The following summarizes the principal federal income tax considerations, under current law, relevant to the conversion of Warrants into Common Stock and to the redemption of Warrants. It does not address all potentially relevant federal income tax matters, including consequences to persons (such as foreign persons, banks, life insurance companies, dealers in securities, and tax-exempt organizations) subject to special provisions of federal income tax law. THE FOLLOWING SUMMARY IS FOR GENERAL INFORMATION ONLY, AND HOLDERS OF WARRANTS SHOULD CONSULT THEIR OWN TAX ADVISORS ABOUT THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF THE CONVERSION OR REDEMPTION OF CALLED SHARES.

    CONVERSION INTO COMMON STOCK. Under current United States federal income tax law, no taxable gain or loss will be recognized by any holder of Warrants on the conversion of such shares into Common Stock, except with respect to any cash received in exchange for a fractional interest in Common Stock. Holders receiving cash in lieu of fractional shares will be treated as if such fractional shares had been redeemed by the Company for cash. Unless such redemption is found to be essentially equivalent to a dividend, the holder will recognize gain or loss measured by the difference between the holder's basis in the fractional share surrendered and the amount of cash received. The tax basis for the shares of Common Stock received upon conversion will be equal to the adjusted tax basis of the Warrants converted, reduced by the portion of such basis allocable to any fractional interest exchanged for cash. The holding period of the shares of Common Stock received upon conversion will include the holding period of the Warrants converted, provided such Warrants were held as a capital asset at the time of conversion.

    REDEMPTION. Taxable income or loss will be recognized by any holder whose Warrants are redeemed by the Company for a cash payment. Generally, the redemption of all of a holder's Warrants for cash will result in capital gain or loss equal to the difference between the holder's tax basis in the Warrants redeemed and the amount of cash received. Such gain or loss will be long-term capital gain or loss if the holding period for the Warrants exceeds one year. Under certain circumstances involving a redemption by the Company (such as where a holder's interest in the Company is not sufficiently reduced), capital gain or loss treatment does not apply, and the entire amount of the cash received upon redemption of the Warrants will be taxable as a dividend, which will be taxable as ordinary income. However, if a holder completely terminates such holder's interest in the Company (taking into account shares deemed owned by the holder by reason of certain constructive ownership rules) as a result of a redemption of Warrants, the redemption proceeds will not be taxable as a dividend. Moreover, if, as a result of a redemption of the Warrants, a holder whose stock interest in the Company is minimal and who exercises no control over the Company's affairs experiences an actual reduction in such holder's proportionate interest in the Company (taking into account the constructive ownership rules mentioned above), then based upon a published Internal Revenue Service ruling, such holder should also be exempt from dividend treatment.

                 ALTERNATIVES AVAILABLE TO HOLDERS OF WARRANTS

    Holders of Warrants have the following alternatives, each of which should be carefully considered:

1.  CONVERSION OF WARRANTS INTO COMMON STOCK

    Each Warrant may be converted, at the option of the holder thereof, at any time prior to 5:00 p.m., New York City time, on July 27, 1999 into TWO shares of Common Stock at the conversion price of $9.80 per Warrant (equivalent to $4.90 per share of Common Stock). To effect such conversion, holders of Warrants must surrender the certificate(s) for their Warrants at the offices of the Transfer Agent at either of the addresses set forth above prior to 5:00 p.m., New York City time, on July 27, 1999, accompanied by (1) an irrevocable written notice of election to convert such Warrants into Common Stock and (2) a certified or cashiers check for the full Purchase Price for the number of shares to be acquired (an amount equal to $9.80 X the number of Warrants converted). Completion, execution and return of the enclosed Letter of Transmittal, marked clearly to indicate a choice for conversion in Item B, will constitute compliance with such notice requirements.

    No fractional shares of Common Stock are issuable upon conversion. The Company will pay the cash equivalent of any such fractional interest based upon the last reported sale price of the Common Stock on the American Stock Exchange on the business day prior to the day of conversion.

    IF THE MARKET PRICE OF THE COMMON STOCK IS AT LEAST $4.91 PER SHARE, UPON CONVERSION, A HOLDER OF WARRANTS WILL RECEIVE COMMON STOCK WITH A MARKET VALUE, PLUS CASH IN LIEU OF ANY FRACTIONAL SHARE, IF ANY, GREATER THAN THE AMOUNT OF CASH THE HOLDER WOULD OTHERWISE BE ENTITLED TO RECEIVE UPON REDEMPTION AND TO HAVE PAID IN ORDER TO EXERCISE THE WARRANT. HOLDERS OF WARRANTS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE COMMON STOCK. IT SHOULD BE NOTED THAT THE PRICE OF THE COMMON STOCK RECEIVED UPON CONVERSION WILL FLUCTUATE IN THE MARKET. NO ASSURANCE IS GIVEN AS TO THE PRICE OF THE COMMON STOCK AT ANY FUTURE TIME. HOLDERS WHO SELL THEIR COMMON STOCK SHOULD EXPECT TO INCUR VARIOUS EXPENSES IN CONNECTION WITH THE SALE.

    THE WARRANTS MAY BE CONVERTED INTO COMMON STOCK ONLY BY DELIVERY OF CERTIFICATES THEREFOR, ACCOMPANIED BY THE LETTER OF TRANSMITTAL OR THE NOTICE DESCRIBED ABOVE, AND THE FULL AMOUNT OF THE PURCHASE PRICE FOR ALL SHARES OF COMMON STOCK TO BE ACQUIRED, TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JULY 27, 1999. SINCE IT IS THE TIME OF RECEIPT, NOT THE TIME OF MAILING, THAT DETERMINES WHETHER WARRANTS HAVE BEEN TIMELY TENDERED FOR CONVERSION, SUFFICIENT TIME SHOULD BE ALLOWED FOR CERTIFICATES SENT BY MAIL TO BE RECEIVED BY THE TRANSFER AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JULY 27, 1999.

    ANY WARRANTS THAT HAVE NOT BEEN PROPERLY PRESENTED FOR CONVERSION PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JULY 27, 1999 WILL BE AUTOMATICALLY REDEEMED AS SET FORTH HEREIN UPON SURRENDER OF THE CERTIFICATES THEREFOR.

2.  REDEMPTION OF WARRANTS ON JULY 28, 1999

    Any Warrants that have not been converted into Common Stock by 5:00 p.m., New York City time, on July 27, 1999, will be redeemed at the Redemption Price of $0.01 per Warrant. From and after the Redemption Date, holders of Warrants will no longer have any rights as holders of such Warrants other than the right to receive the Redemption Price, without interest, upon surrender of their certificates therefor. Certificates for Warrants to be surrendered for redemption must be delivered, together with a completed and executed Letter of Transmittal, to the Transfer Agent, at either of the addresses set forth above, for payment of the Redemption Price. Holders who wish their Warrants to be redeemed should clearly mark Item B of the Letter of Transmittal to indicate a choice for redemption. If no choice is indicated in Item B, the delivery of certificates for Warrants accompanied by an executed Letter of Transmittal and full payment of the Purchase Price prior to 5:00 p.m., New York City time, on July 27, 1999 will be treated as an instruction to convert such Warrants into Common Stock. Notwithstanding that a choice is indicated in Item B for conversion, if either the Letter of Transmittal is not properly executed or payment of the Purchase Price does not accompany the Warrant certificates, delivery of the certificates will be treated as a request for redemption.

                             LETTER OF TRANSMITTAL

                     TO ACCOMPANY CERTIFICATES REPRESENTING
                  REDEEMABLE COMMON STOCK PURCHASE WARRANTS OF
                                 NEOPHARM, INC.
                         HARRIS TRUST AND SAVINGS BANK
                                 TRANSFER AGENT

                ITEM A:  DESCRIPTION OF CERTIFICATES SURRENDERED

----------------------------------------------------------------------------------------------------------------------------

  Name(s) and address(es) of Registered Holder(s)          COLUMN 1               COLUMN 2                 COLUMN 3
  exactly as name(s) appear(s) on certificate(s)         Certificate #       Number of Warrants    Amount of Purchase Price
                                                                                                          (Number of
                                                                                                       Warrants X $9.80)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------

 ITEM B:  THE CERTIFICATES LISTED ABOVE ARE TRANSMITTED HEREWITH FOR THE ACTION
                                INDICATED BELOW:

WARRANTS LISTED IN COLUMN 2 OF ITEM A--Indicate Choice by Checking Only One Box:

/ / CONVERSION into Common Stock of the Company at a conversion price of $9.80 per Warrant (equivalent to a conversion rate of two shares of Common Stock for each Warrant), with cash in lieu of any fractional share (See Instruction 2).

/ / REDEMPTION at the price of $0.01 for each Warrant surrendered for redemption. (See Instruction 3).

IF NO BOX IS CHECKED ABOVE, THE DELIVERY OF CERTIFICATES TOGETHER WITH THIS PROPERLY EXECUTED LETTER OF TRANSMITTAL AND FULL PAYMENT OF THE APPROPRIATE PURCHASE PRICE PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON JULY 27, 1999 WILL BE TREATED AS AN INSTRUCTION TO CONVERT ALL WARRANTS LISTED IN COLUMN 2 OF ITEM A INTO SHARES OF COMMON STOCK OF THE COMPANY. IF CERTIFICATES AND THIS LETTER OF TRANSMITTAL ARE RECEIVED AFTER 5:00 P.M., NEW YORK CITY TIME, ON JULY 27, 1999 OR IF THE FULL AMOUNT OF THE PURCHASE PRICE DOES NOT ACCOMPANY THIS LETTER OF TRANSMITTAL, ALL WARRANTS LISTED IN COLUMN 2 OF ITEM A WILL BE REDEEMED REGARDLESS OF WHICH OR WHETHER ANY CHOICE IS INDICATED.

--------------------------------------------------------------------------------------------------------------------------

      ITEM C:  SPECIAL ISSUANCE INSTRUCTIONS                  ITEM D:  SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the Common Stock certificate(s)       To be completed ONLY if the Common Stock certificate(s)
and/or check are to be issued in the name of someone other    and/or check are to be sent to someone other than the
than the registered holder (See Instructions 4 and 5).        undersigned, or to the undersigned at an address other than
Issue to:                                                     that shown in item A (See instructions 2 and 3).
NAME:                                                         Mail to:
Address:                                                      Name:
City, State, Zipcode:                                         Address:
Taxpayer ID or Soc.Sec. #:                                    City, State, Zipcode:
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         ITEM E:  STOCKHOLDER SIGN HERE
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
                     (SIGNATURES(S) OF REGISTERED HOLDER(S)

Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s) or by person(s) authorized to become registered holder(s) by Certificate(s) and documents transmitted herewith. If signature by an attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. (See instructions 4, 5 and 6).
Dated: ____________________________________, 1999
Name(s) ________________________________________________________________________
                             (Please Print or Type)
Capacity (Full Title) __________________________________________________________
Address: _______________________________________________________________________
Area Code and Telephone No: ____________________________________________________
Tax Identification and Social Security Number __________________________________
--------------------------------------------------------------------------------

                          ITEM F:  SIGNATURE GUARANTEE
                   (IF REQUIRED--SEE INSTRUCTIONS 4, 5 AND 6)
Authorized Signature ___________________________________________________________
Name ___________________________________________________________________________
                             (Please Print or Type)
Title: _________________________________________________________________________
Name of Firm: __________________________________________________________________
Address: _______________________________________________________________________
Area Code and Telephone No: ____________________________________________________
--------------------------------------------------------------------------------

                     REMEMBER TO ENCLOSE YOUR CERTIFICATES
                           AND PURCHASE PRICE PAYMENT
                        SUBSTITUTE FORM W-9 REQUEST FOR
                TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                  PAYOR'S NAME: HARRIS TRUST AND SAVINGS BANK
--------------------------------------------------------------------------------

Name as shown on account (if joint list first and circle name of person or entity whose number you enter below)
Name ___________________________________________________________________________
Address ________________________________________________________________________
City, State and Zipcode ________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                          Taxpayer identification No.--For all Accounts                    Social Security Number
FORM W-9                            Enter your taxpayer identification number in the appropriate    ------------------------
DEPARTMENT OF THE TREASURY          box.                                                             Employer Identification
INTERNAL REVENUE SERVICE            For most individuals this is your social security number. If               No.
PAYER'S REQUEST FOR                 you do not have a number, see the enclosed Guidelines.          ------------------------
TAXPAYER IDENTIFICATION NUMBER      Note: If the account is in more than one name, see the chart
(TIN)                               in the enclosed Guidelines on which number to give the payor.
-----------------------------------------------------------------------------------------------------------------------------

CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME) AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

Certification Instruction--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on you tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends. Also see "Signing the Certification" under "Specific Instructions" in the enclosed Guidelines.
SIGNATURE: _____    DATE: ________________________
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE "TIN" ON SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER THE PENALTY OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVIEW SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT THE PAYOR WILL WITHHOLD 31% OF ALL REPORTABLE PAYMENTS MADE TO ME AND THAT IF I DO NOT PROVIDE TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, THE PAYOR WILL NOT REFUND SUCH AMOUNTS.
SIGNATURE: _____    DATE: ______________________________
--------------------------------------------------------------------------------

If you wish to CONVERT your Warrants into Common Stock, your Certificate(s) along with the Purchase Price and the Letter of Transmittal must be received by the Transfer Agent identified below prior to 5:00 p.m., New York City time, on July 27, 1999.

               INSTRUCTIONS FOR COMPLETING LETTER OF TRANSMITTAL

1.  GENERAL

    If you wish to convert Redeemable Common Stock Purchase Warrants (the "Warrants") of NeoPharm, Inc. (the "Company") that have been called for redemption, the certificate(s) representing your Warrants ("Certificates"), a CERTIFIED OR CASHIER'S CHECK in the amount of the applicable Purchase Price (as herein defined) for the number of Warrants being converted and a properly completed Letter of Transmittal must be RECEIVED by Harris Trust and Savings Bank (the "Transfer Agent") at one of the addresses set forth below prior to 5:00 p.m., New York City time, on July 27, 1999. See Instruction 2. Under the terms of the Warrants, each Warrant may be converted into two shares of Common Stock upon payment of $9.80 per Warrant (the "Purchase Price" and the equivalent of $4.90 per share of Common Stock). If you wish to surrender your Warrants for redemption, the Certificate(s), along with the Purchase Price and a properly completed Letter of Transmittal, must be surrendered to the Transfer Agent at one of the addresses set forth below. See Instruction 3.

        BY HAND OR OVERNIGHT COURIER:                            BY MAIL:
        Harris Trust and Savings Bank                  Harris Trust and Savings Bank
           Attn: Corporate Actions                             P.O. Box 830
           311 West Monroe Street                         Chicago, Illinois 60690
                 11th Floor
           Chicago, Illinois 60606

    FOR INFORMATION CALL GEORGESON & COMPANY INC. (THE "INFORMATION AGENT"):
    BANKS AND BROKERS CALL: (212) 440-9800 (COLLECT). ALL OTHERS CALL: (800)
                             223-2064 (TOLL FREE).

    Please do not send Certificates directly to the Company. Your Certificates, together with the applicable Purchase Price and your signed and completed Letter of Transmittal and any other required documents (see Instructions 4 and 5 below), should be mailed in the enclosed addressed envelope, or otherwise delivered, to the Transfer Agent, at the appropriate address indicated above. The method of delivery is at the option and risk of the holder. If mail is used, it is recommended that registered mail with return receipt requested, properly insured, be used as a prevention against loss (though use of this method of delivery may result in delay). Consideration should be given to using some form of express delivery service as the conversion alternative expires at 5:00 p.m., New York City time, on July 27, 1999.

    ALL ELECTIONS TO CONVERT OR REDEEM ARE IRREVOCABLE.

    ITEMS B, E AND THE SUBSTITUTE FORM W-9 OF THE LETTER OF TRANSMITTAL MUST BE COMPLETED IN ALL CASES. IF IN ANY CASE YOU WISH A COMMON STOCK CERTIFICATE AND/OR CHECK TO BE MAILED TO AN ADDRESS OTHER THAN THAT SHOWN IN ITEM A ON THE LETTER OF TRANSMITTAL, YOU MUST COMPLETE ITEM D.

2.  IF YOU WISH TO CONVERT YOUR REDEEMABLE COMMON STOCK PURCHASE WARRANTS

    If you wish to convert any of your Warrants to Common Stock, your Certificates, the applicable Purchase Price for the number of Warrants to be converted and a properly completed Letter of Transmittal must be received by the Transfer Agent at one of the addresses indicated above prior to 5:00 p.m., New York City time, on July 27, 1999.

    No fractional shares of Common Stock will be issued upon conversion. Instead, a cash payment for any fractional shares will be made on the basis of the last reported sales price of the Common Stock on the American Stock Exchange on the last business day prior to the date of conversion.

    If the Common Stock certificate and fractional share check, if any, are to be issued in the same name(s) as that in which the Certificates transmitted herewith are registered, complete items B and E and the Substitute Form W-9.

    If the Common Stock certificate and fractional share check, if any, are to be issued in different name(s) than those indicated in Item A, see instructions 4 and 5 and complete items C and F, in addition to all other applicable items.

    If the Common Stock certificate and fractional share check, if any, are to be mailed to an address other than as indicated in Item A, complete Item D, in addition to all other applicable items.

NOTE: IF THE PRICE OF THE COMMON STOCK IS GREATER THAN $4.90 PER SHARE, UPON CONVERSION, HOLDERS OF CONVERTED WARRANTS WILL RECEIVE SHARES OF COMMON STOCK (PLUS CASH IN LIEU OF ANY FRACTIONAL SHARE) HAVING A MARKET VALUE GREATER THAN THE PURCHASE PRICE THEY WILL BE REQUIRED TO TENDER UPON A CONVERSION OF THEIR WARRANTS.

3.  IF YOU WISH TO REDEEM YOUR WARRANTS

    If you wish your Warrants to be redeemed by the Company for cash, the Certificates and the properly completed Letter of Transmittal should be sent to the Transfer Agent at one of the addresses indicated above. You should clearly mark Item B of the Letter of Transmittal to indicate your choice for redemption. If no choice is indicated in Item B, but the Certificates have been delivered accompanied by the required Purchase Price and an executed Letter of Transmittal prior to 5:00 p.m., New York City time, on July 27, 1999, such delivery will be treated as an instruction to convert your Warrants into Common Stock. If you request redemption, a check will be issued to you when the Certificates transmitted for redemption have been received by the Transfer Agent, but in no event will the check be issued earlier than July 28, 1999.

    If the check is to be issued in the same name(s) in which the Certificates are registered, complete items B and E and the Substitute Form W-9.

    If the check is to be issued in different name(s) than those indicated in Item A, see instructions 4 and 5 and complete Items C and F, in addition to all other applicable Items.

    If the check is to be mailed to an address other than as indicted in Item A, complete Item D, in addition to all other applicable Items.

NOTE: THE REDEMPTION PAYMENT OF $0.01 PER WARRANT IS EXPECTED TO BE CONSIDERABLY LESS THAN THE CURRENT MARKET VALUE OF THE COMMON STOCK (PLUS CASH IN LIEU OF ANY FRACTIONAL SHARE) RECEIVABLE UPON CONVERSION OF WARRANTS.

4.  SIGNATURE AND MEDALLION STAMP REQUIREMENTS

    If the Letter of Transmittal is signed by the registered holder(s) of the Certificates transmitted therewith, the signature(s) must correspond exactly with the name(s) of such registered holder(s). If the Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank or trust company in the United States or by a firm which is a member of a national registered securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"). See Instruction 5 below.

    If you have completed Item C regarding special issuance instructions, the signature on the Letter of Transmittal must be guaranteed, in the space provided in Item F, by a commercial bank or trust company in the United States or by a firm which is a member of a registered national securities exchange or of the NASD. See Instruction 5 below.

5.  CERTIFICATE OR CHECK TO BE ISSUED IN A DIFFERENT NAME

    If a Common Stock certificate or a check is to be issued in a name other than that of the registered owner of the Certificate(s), your Certificate(s) must be properly endorsed or be accompanied by appropriate stock powers (which may consist of the Letter of Transmittal), properly executed by the registered owner(s), so that such endorsement or stock powers are signed exactly as the name(s) of the registered owner(s) appear on the Certificates, and the signature(s) must be properly guaranteed by a commercial bank or trust company in the United States or by a firm which is a member of a registered national securities exchange or of the NASD. Complete Items B, C, E, F and the Substitute Form W-9.

    If the Letter of Transmittal is signed in Item E by someone other than the registered owner, the Certificates must be properly endorsed or be accompanied by appropriate stock powers, properly executed by the registered owner(s), so that such endorsement or stock powers are signed exactly as the name(s) of the registered owner(s) appear on the Certificate(s), and the signature(s) must be properly guaranteed by a commercial bank or trust company in the United States or by a firm which is a member of a registered national securities exchange or of the NASD. Complete Items B, C, E, F and the Substitute Form W-9.

6.  JOINT HOLDERS AND CERTIFICATES REGISTERED IN DIFFERENT NAMES

    If Certificates are surrendered by joint holders or owners, all such persons must sign the Letter of Transmittal in Item E. If Certificates are registered in different names or forms of ownership, separate Letters of Transmittal must be completed, signed and returned for each different registration.

7.  STOCK TRANSFER TAXES

    The conversion of Redeemable Common Stock Purchase Warrants will be effected without charge to the converting holder for any stock transfer tax payable in connection with the issuance of Common Stock on conversion except as set forth below. If Common Stock certificates issued upon conversion are to be registered in the name of any person OTHER THAN the registered owner of surrendered Certificates, complete Item C. In that case, the amount of any stock transfer taxes (whether imposed on the registered owner(s) of the Certificate(s) or such person(s)) payable on account of the transfer to such person(s) must accompany this Letter of Transmittal or evidence must be submitted as to the payment of such taxes, or exemption therefrom. The Company will not be required to issue or deliver Common Stock certificates in any such case until such person(s) has made payment or submitted such evidence.

8.  LOST OR DESTROYED CERTIFICATES

    If your Certificates have been either lost or destroyed, notify the Transfer Agent of this fact promptly at one of the addresses set forth above. You will then be instructed as to the steps you must take in order to convert your Warrants into Common Stock or to have your Warrants redeemed. The Letter of Transmittal and related documents cannot be processed until the lost certificate procedures have been completed.

9.  QUESTIONS ON HOW TO SUBMIT YOUR CERTIFICATES

    Questions and requests for assistance on how to submit your Certificates, as well as requests for additional copies of the Letter of Transmittal, should be directed to Georgeson & Company Inc. (the "Information Agent") by telephoning as follows: Banks and Brokers should call (212) 440-9800 (collect) and all others should call (800) 223-2064 (toll free).

10. 31% BACKUP WITHHOLDING

    In order to avoid "backup withholding" of Federal Income tax on the cash received upon surrender of Warrants for redemption, the holder must, unless an exemption applies, provide the Transfer Agent with his or her correct taxpayer identification number ("TIN") on the Substitute Form W-9 in the Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and cash payments made with respect to Warrants surrendered for redemption may be subject to backup withholding of 31%.

    Backup withholding is not an additional Federal Income tax. Rather, the Federal Income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    The TIN to be provided on the Substitute Form W-9 is that of the registered holder(s) of the surrendered Certificates. The TIN for an individual is his or her social security number. If the person surrendering Certificates has not been issued a TIN and has applied or intends to apply for a TIN in the near future, write "Applied For" in the space for the TIN on the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number contained in the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Transfer Agent will withhold 31% on any payment with respect to the Warrants made prior to the time it is provided with a properly certified TIN.

    Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign person may qualify as an exempt person by submitting a Form W-8, signed under penalties of perjury, certifying such person's foreign status. Such statements can be obtained from the Transfer Agent. A holder should consult his or her tax advisor as to his or her qualifications for an exemption from backup withholding and the procedure for obtaining such exemptions.

    For additional guidance see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                GIVE THE
                                SOCIAL SECURITY
  FOR THIS TYPE OF ACCOUNT:     NUMBER OF--
------------------------------------------------------------
       1.  An individual's      The individual
           account

       2.  Two or more          The actual owner of the
           individuals (joint   account, or, if combined
           account)             funds, the first individual
                                on the account(1)

       3.  Custodian account    The minor(2)
           of a minor (Uniform
           Gift to Minors Act)

        4  a. The usual         The grantor-trustee(1)
           revocable savings
           trust account
           (grantor is also
           trustee)

           b. So-called trust   The actual owner(3)
           account that is not
           a legal or valid
           trust under state
           law

       5.  Sole proprietorship  The owner
           account

------------------------------------------------------------

                                GIVE THE EMPLOYER
  FOR THIS TYPE OF ACCOUNT:     IDENTIFICATION NUMBER OF--
------------------------------------------------------------
       6.  Sole proprietorship  The owner(3)
           account

       7.  A valid trust,       The legal entity (Do not
           estate or pension    furnish the identifying
           trust                number of the personal
                                representative or trustee
                                unless the legal entity
                                itself is not designated in
                                the account title).(4)

       8.  Corporate account    The corporation

       9.  Association, club,   The organization
           religious,
           charitable,
           educational or
           other tax-exempt
           organization

      10.  Partnership account  The partnership

      11.  A broker or          The broker or nominee
           registered nominee

      12.  Account with the     The public entity
           Department of
           Agriculture in the
           name of public
           entity (such as a
           state or local
           government, school
           district, or
           prison) that
           receives
           agricultural
           program payments

--------------------------------------------------------------------------------

(1) List first and circle the name of person whose number you furnish.

(2) Circle the minor's name and furnish the minor's Social Security number.

(3) Show the name of the owner. See Item 5 or 6. You may also enter your business name.

(4) List first and circle the name of the valid trust, estate of pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-5, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempt from backup withholding on ALL payments include the following:

- A corporation.

- A financial institution.

- An organization exempt from tax under section 501(a), or an individual retirement plan.

- The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency or instrumentality thereof.

- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

- A real estate investment trust.

- A common trust fund operated by a bank under section 584(a).

- An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a) (I).

- An entity registered at all times under the Investment Company Act of 1940.

- A foreign central bank of issue.

- Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

- Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

- Payments of patronage dividends where the amount received is not paid in money.

- Payments made by certain foreign organizations.

- Payments made to a nominee.

- Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

- Payments described in section 6049 (b) (5) to nonresident aliens.

- Payments on tax-free covenant bonds under section 1451.

- Payments made by certain foreign organization.

- Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

    PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                           FOR ADDITIONAL INFORMATION
                          CONTACT YOUR TAX CONSULTANT
                        OR THE INTERNAL REVENUE SERVICE